UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2012

NEW ENGLAND BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	0-51589	04-3693643
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

855 Enfield Street, Enfield, Connecticut	06082
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 253-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 30, 2012, New England Bancshares, Inc. (the “Company”), the holding company of New England Bank (the “Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Financial Bancorp, Inc. (“United Financial”), the holding company of United Bank, pursuant to which the Company will merge with and into United Financial, with United Financial as the surviving entity (the “Merger”). In addition, the Bank will merge with and into United Bank, with United Bank as the surviving entity.

Under the terms of the Merger Agreement, each share of Company common stock issued and outstanding at the time of closing will be converted into the right to receive 0.9575 of a share of United Financial common stock. The merger is currently expected to be completed in the fourth quarter of 2012.

The directors and executive officers of the Company have agreed to vote their shares in favor of the approval of the Merger Agreement at the Company stockholders’ meeting to be held to vote on the proposed transaction. David J. O’Connor, current President and Chief Executive Officer of the Company, and one additional member of the Company’s Board of Directors will join the Board of Directors of United Financial. If the Merger Agreement is terminated under certain circumstances, the Company has agreed to pay United Financial a termination fee of $3.2 million.

The completion of the Merger is subject to customary closing conditions, including regulatory approval and approval by stockholders of the Company and United Financial. The Company has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning confidential information in connection with, alternative business combination transactions.

The Merger Agreement also contains usual and customary representations and warranties that the Company and United Financial made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and United Financial, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between the Company and United Financial rather than establishing matters as facts.

Consummation of the Merger will result in the Company’s common stock ceasing to be listed on the Nasdaq Global Market and the termination of the registration of the Company’s common stock pursuant to the Securities Exchange Act of 1934, as amended.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, United Financial and the Merger that will be contained in, or incorporated by reference into, the joint proxy statement/prospectus that the Company and United Financial will be filing in connection with the Merger, as well as in the Forms 10-K, 10-Q, 8-K, as applicable, and other filings that each of the Company and United Financial, respectively, make with the Securities and Exchange Commission (the “SEC”). A copy of a joint press release dated May 31, 2012, announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this Form 8-K.

In connection with the Merger, United Financial will be filing a registration statement on Form S-4 with the SEC containing a joint proxy statement of the Company and United Financial that also constitutes a prospectus of United Financial (the “Joint Proxy Statement/Prospectus”) and other documents regarding the proposed transaction. Investors are urged to read the Joint Proxy Statement/Prospectus when it becomes available, because it will contain important information about United Financial and the Company and the proposed transaction.

When available, copies of the Joint Proxy Statement/Prospectus will be mailed to Company and United Financial stockholders. Copies of the Joint Proxy Statement/Prospectus may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to United Financial Bancorp, Inc., Attention – Investor Relations Department, 95 Elm Street, West Springfield, Massachusetts 01089, or to New England Bancshares, Inc., 855 Enfield Street, Enfield, Connecticut 06082 or on our website at www.nebankct.com. Copies of other documents filed by United Financial with the SEC may also be obtained free of charge at the SEC's web site or by directing a request to the Company at the address provided above.

The Company, the Bank, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement, dated July 5, 2011 for the Company’s 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus when it becomes available.

This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Certain statements contained in this current report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the proposed merger of United Financial and the Company and the Bank and United Bank. These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating United Financial and the Company and United Bank and the Bank, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which the Bank and United Bank are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that the Company and United Financial file with the SEC.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of the Company’s or United Financial’s filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company and United Financial undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger by and among United Financial Bancorp, Inc. and New England Bancshares, Inc., dated as of May 30, 2012*

Exhibit 99.1	Joint Press Release announcing the merger, dated May 31, 2012

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the United States Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

New England Bancshares, Inc.
DATE: May 31, 2012	By:	/s/ David J. O’Connor
David J. O’Connor
President and Chief Executive Officer